SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) June 7, 2001


              Credit Suisse First Boston Mortgage Securities Corp.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-53012                 13-3320910
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)            Identification No.)



 11 Madison Avenue, New York, New York                                  10010
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
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          (Former Name or Former Address, if Changed Since Last Report)


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(Address of Principal Executive Offices)                              (Zip Code)




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Item 5.  Other Events.
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Attached hereto as Exhibit 99.1 are the "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston Corporation that are required to be filed pursuant to such letter.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
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         Not applicable.


(b)  Pro forma financial information:
     --------------------------------
         Not applicable.


(c)  Exhibits:

Exhibit No.       Description
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99.1              Computational Materials and ABS Term Sheets prepared by
                  Credit Suisse First Boston Corporation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   June 7, 2001


                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.




                                  By: /s/ DEBRA HUDDLESTON
                                      -----------------------------------
                                      Name:  Debra Huddleston
                                      Title: Vice-President




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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.
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99.1                   Computational Materials and ABS Term Sheets prepared by
                       Credit Suisse First Boston Corporation.